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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported):        March 1, 2001


                                    WESTCORP
                              ---------------------
               (Exact name of registrant as specified in charter)


        California                       33-13646                51-0308535
-----------------------------         --------------         ------------------
(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                 file number)         identification no.)



23 Pasteur
Irvine, California                                                 92618
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (949) 727-1002




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ITEM 5. OTHER EVENTS

The registrant is hereby filing its consolidated financial statements as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, along with the consent of its independent auditor.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

The exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTCORP


Date: March 1, 2001                         /s/ MARK OLSON
                                            -----------------------------------
                                            Mark Olson, Vice President
                                            and Controller








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                                INDEX TO EXHIBITS

 Exhibit No.                         Description                          Page
 -----------                         -----------                          ----
     20         Consolidated financial statements of Westcorp and          ___
                and Subsidiaries as of December 31, 2000 and 1999, and for each of the three years in the period ended
                December 31, 2000














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